Exhibit A
             Agreement to Joint Filing

The persons who have filed a Form 13D with the Securities and Exchange Commission to which this Agreement is attached as Exhibit A, hereby agree to the filing of that Form and any future amendments to that Form as their joint filing.

Date:  July 7, 2000       /S
                          __________________________
                             Frank E. Williams, Jr.

Date:  July 7, 2000       /S
                          ___________________________
                             Guy O. Dove, III

Date:  July 7, 2000       /S
                          ____________________________
                              Stephen D. Rosenbaum